UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

KULR TECHNOLOGY GROUP, INC.

(Name of Registrant as Specified In Its Charter)

_________________________________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

KULR Technology Group, Inc.

4863 Shawline Street San Diego, CA 92111

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD NOVEMBER 17, 2022
10:00 A.M. PACIFIC TIME

TO THE SHAREHOLDERS OF KULR TECHNOLOGY GROUP, INC.:

The annual meeting of shareholders (the “Meeting”) of KULR Technology Group, Inc. (which we refer to as “KULR” or the “Company”) will be a completely virtual meeting of shareholders.

To participate please visit www.virtualshareholdermeeting.com/KULR2022 There will not be a physical location for the Meeting.

At the Meeting, the holders of the Company’s outstanding capital stock will act on the following matters:

1.	To elect four directors to serve until the next annual meeting of shareholders;

2.	To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm; and

3.	To approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers.

We also will transact such other business as may properly come before the meeting and any adjournments or postponements of the meeting.

These matters are more fully described in the proxy statement accompanying this notice.

Only holders of the Company’s common stock of record at the close of business on September 20, 2022, are entitled to notice of and to vote at the Meeting. A proxy statement containing important information about the meeting and the matters being voted upon appears on the following pages.

The Board of Directors recommends that you vote “FOR” the proposals set forth in this Notice of Annual Meeting of Shareholders and the Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING

The Company has enclosed a copy of the proxy statement, the proxy card and the Company’s annual report to shareholders for the year ended December 31, 2021 (the “Annual Report”). The proxy statement, the proxy card and the Annual Report are also available at http://www.proxyvote.com. The Company is paying the costs of the solicitation.

If you have any questions or need assistance voting your shares of our common stock, please contact the Company at (408) 663-5247.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Michael Mo
Michael Mo
Chief Executive Officer and Chairman

San Diego, CA
October 7, 2022

PLEASE NOTE: The Meeting will be held to tabulate the votes cast and to report the results of voting on the items described above. No other business matters are planned for the meeting.

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QUESTIONS AND ANSWERS

The following are some questions that you, as a shareholder of the Company, may have about the Meeting, the proposals being considered at the Meeting, as applicable, and brief answers to those questions. These questions and answers may not address all questions that may be important to you as a shareholder of the Company. We encourage you to read carefully the more detailed information contained elsewhere in this proxy statement.

Q:	Why am I receiving this proxy statement?

A:	These proxy materials describe the proposals on which the Company would like you to vote and also give you information on these proposals so that you can make an informed decision. We are furnishing our proxy materials to all shareholders of record entitled to vote at the Meeting.

Q:	When and where is the Meeting?

A:	This year’s Meeting will be a completely virtual meeting of shareholders. It will be held via live webcast at www.virtualshareholdermeeting.com/KULR2022 on November 17, 2022, starting at 10:00 a.m., Pacific Time.

Q:	How may I attend and participate in the Meeting?

A:	We will be hosting the Meeting live via the internet. There will not be a physical location for Meeting.

Our virtual format allows shareholders from around the world to participate and ask questions and for us to give thoughtful responses.

Any shareholder can listen to and participate in the Meeting live via the internet at www.virtualshareholdermeeting.com/KULR2022. The webcast of the annual meeting will begin at 10:00 a.m. (Pacific Time) on November 17, 2022.

Instructions on how to connect and participate via the internet, including how to demonstrate proof of stock ownership, are posted at http://www.proxyvote.com.

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.

If you do not have your control number, you will be able to listen to the meeting only — you will not be able to vote or submit questions.

Q:	Who is entitled to vote at the Meeting?

A:	Only shareholders who our records show owned shares of our common stock as of the close of business on September 20, 2022, which is the record date for the Meeting (the “Record Date”), may vote at the Meeting. You will have one vote for each share of the Company’s common stock that you owned as of the Record Date. On the Record Date, we had 107,478,480 shares issued, and 107,347,318 shares outstanding due to the existence of treasury stock.

Q:	How are votes counted?

A:	Each share of our common stock entitles its holder to one vote per share.

Q:	What am I being asked to vote on?

A:	You will be voting on the following proposals.

•	A proposal to elect four directors to serve until the next annual meeting of shareholders.

•	A proposal to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2022.

•	A proposal, that is non-binding and advisory, to approve the compensation paid to the Company’s executive officers.

Q:	How does the Company’s Board of Directors recommend that I vote on the proposals set forth in the Notice of Annual Meeting of Shareholders and the Proxy Statement?

A:	Our Board of Directors recommends that you vote “FOR” the election of each of the nominees for director and “FOR” each of the other proposals set forth in the Notice of Annual meeting of Shareholders and the Proxy Statement.

Q:	Do I have dissenters’ rights if I vote against the proposals?

A:	There are no dissenters’ rights available to the Company’s shareholders with respect to any matter to be voted on at the Meeting.

Q:	What do I need to do now?

A:	We encourage you to read this entire proxy statement, and the documents we refer to in this proxy statement. Then complete, sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying reply envelope or grant your proxy electronically over the Internet or by telephone, so that your shares can be voted at the Meeting. If you hold your shares in “street name,” please refer to the voting instruction forms provided by your broker, bank or other nominee to vote your shares.

Q:	What quorum is required for the Meeting?

A:	A quorum will exist at the Meeting if the holders of a majority of the shares entitled to vote thereat are represented in person or represented by proxy. Shares of the Company’s common stock that are voted to abstain are treated as shares that are represented at the Meeting for purposes of determining whether a quorum exists.

Q:	Who will tabulate the votes?

A:	The Company has designated a representative of Broadridge Financial Solutions as the Inspector of Election who will tabulate the votes.

Q:	What vote is required in order for the proposals to be approved?

A:	The following table sets forth the required vote for each proposal:

	Proposal	Required Vote	Page Number (for more details)
1.	Election of 4 directors.	Majority of the votes cast	8
2.	Ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2022.	Majority of the votes cast	9
3.	Non-binding and advisory approval of the compensation paid to the Company’s executive officers.	Majority of the votes cast	19

Q:	What are broker non-votes?

A:     Broker non-votes are shares held by brokers that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients. Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. The proposed ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 is considered a “routine” matter. Accordingly, brokers are entitled to vote uninstructed shares only with respect to the ratification of the appointment of Marcum LLP as our independent registered public accounting firm.

Q:	How do I vote my shares if I am a record holder?

A:	If you are a record holder of shares (that is, the shares are registered with our transfer agent in your name and not the name of your broker or other nominee), you are urged to submit your proxy as soon as possible, so that your shares can be voted at the meeting in accordance with your instructions. Registered shareholders may vote in person at the Meeting, or by sending a personal representative to the Meeting with an appropriate proxy, or by one of the following methods:

•	By Internet. www.proxyvote.com;

•	By Telephone. 1-800-690-6903;

•	By Mail. If you received our proxy materials in the mail, you can complete, sign and date the included proxy card and return the proxy card in the prepaid envelope provided.

Please note that the Internet and telephone voting facilities for registered shareholders will close at 11:59 p.m., Eastern Time, on the day before the meeting date. For more information, please see “The Meeting — How to Vote Your Shares” below.

Q:	How do I vote my shares if I hold my shares in “street name” through a bank, broker or other nominee?

A:	If you hold your shares as a beneficial owner through a bank, broker or other nominee, you should have received instructions on how to vote your shares from your broker, bank or other nominee. Please follow their instructions carefully. You must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee to ensure your shares are voted in the way you would like at the Meeting.

Q:	If my bank, broker or other nominee holds my shares in “street name,” will such party vote my shares for me?

A:	For all “non-routine” matters, not without your direction, your broker, bank or other nominee will be permitted to vote your shares on any “non-routine” proposal only if you instruct your broker, bank or other nominee on how to vote. Under applicable stock exchange rules, brokers, banks or other nominees have the discretion to vote your shares on routine matters if you fail to instruct your broker, bank or other nominee on how to vote your shares with respect to such matters. The proposals to be voted upon by our shareholders described in this proxy statement, except for the ratification of the appointment of our independent registered public accounting firm, are “non-routine” matters, and brokers, banks and other nominees therefore cannot vote on these proposals without your instructions. The proposed ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 is considered a “routine” matter. Accordingly, brokers, banks and other nominees are entitled to vote uninstructed shares only with respect to the ratification of the appointment of Marcum LLP as our independent registered public accounting firm. Therefore, it is important that you instruct your broker, bank or nominee on how you wish to vote your shares.

You should follow the procedures provided by your broker, bank or other nominee regarding the voting of your shares of the Company’s common stock. Without instructions, a broker non-vote will result, and your shares will not be voted, on all “non-routine” matters.

Q:	What is a proxy?

A:	A proxy is your legal designation of another person, referred to as a “proxy,” to vote shares of stock. The written document describing the matters to be considered and voted on at the Meeting is called a “proxy statement.” Our Board of Directors has designated Michael Mo, our Chief Executive Officer and Keith Cochran, our President and Chief Operating Officer, and each of them, with full power of substitution, as proxies for the Meeting.

Q:	If a shareholder gives a proxy, how are the shares voted?

A:	When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Meeting in accordance with the instructions of the shareholder. If no specific instructions are given on properly-executed returned proxies, however, the shares will be voted in accordance with the recommendations of our Board of Directors as described above. If any matters not described in this proxy statement are properly presented at the Meeting, the proxy holders will use their own judgment to determine how to vote your shares.

Q:	What happens if I do not vote or return a proxy?

A:     A quorum will exist at the Meeting if the holders of a majority of the shares entitled to vote thereat are represented in person or represented by proxy. Your failure to vote on the proposals, by failing to either submit a proxy or attend the Meeting if you are a shareholder of record, may result in the failure of a quorum to exist at the Meeting.

Q:	What happens if I abstain?

A:	If you abstain, whether by proxy or in person at the Meeting, or if you instruct your broker, bank or other nominee to abstain your abstention will not be counted for or against the proposals, but will be counted as “present” at the Meeting in determining whether or not a quorum exists.

Q:	Can I revoke my proxy or change my vote?

A:	You may change your vote at any time prior to the vote at the Meeting. To revoke your proxy instructions and change your vote if you are a holder of record, you must (i) vote again on a later date on the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Meeting will be counted), (ii) advise our Secretary at our principal executive offices (4863 Shawline Street, San Diego, CA 92111) in writing before the proxy holders vote your shares, or (iii) deliver later dated and signed proxy instructions (which must be received prior to the Meeting). If you hold shares in “street name,” you should refer to the instructions you received from your broker, bank or other nominee. Attendance in and of itself at the Meeting will not revoke a proxy. For shares you hold beneficially but not of record, you may change your vote by submitting new voting instructions to your broker or nominee or, if you have obtained a valid proxy from your broker or nominee giving you the right to vote your shares.

Q:	What should I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, date, sign and return (or vote via the Internet or telephone with respect to) each proxy card and voting instruction card that you receive to ensure that all of your shares are counted.

Q:	What is “householding”?

A:	We have adopted a procedure approved by the U.S. Securities and Exchange Commission (the “SEC”) called “householding” for shareholders who have the same address and last name and do not participate in electronic delivery of proxy materials. In some instances, only one copy of the proxy materials is being delivered to multiple shareholders sharing an address, unless we have received instructions from one or more of the shareholders to continue to deliver multiple copies. This procedure reduces our printing costs and postage fees.

We will deliver promptly, upon oral or written request, a separate copy of the applicable materials to a shareholder at a shared address to which a single copy was delivered. If you wish to receive a separate copy of the proxy materials you may call us at (408) 663-5247, or send a written request to KULR Technology Group, Inc., 4863 Shawline Street, San Diego, CA 92111, Attention: Secretary. If you have received only one copy of the proxy materials, and wish to receive a separate copy for each shareholder in the future, you may call us at the telephone number or write us at the address listed above. Alternatively, shareholders sharing an address who now receive multiple copies of the proxy materials may request delivery of a single copy, also by calling us at the telephone number or writing to us at the address listed above.

Q:	Where can I find the voting results of the Meeting?

A:	The Company intends to announce preliminary voting results at the Meeting and publish final results in a Current Report on Form 8-K that will be filed with the SEC following the Meeting. All reports the Company files with the SEC are publicly available when filed.

Q:	What if I have questions about lost stock certificates or need to change my mailing address?

A:	You may contact our transfer agent, VStock Transfer, LLC at (212) 828-8436, or by email at info@vstocktransfer.com, if you have lost your stock certificate. You may email VStock Transfer, LLC at info@vstocktransfer.com if you need to change your mailing address

Q:	Who can help answer my additional questions about the proposals or the other matters discussed in this proxy statement?

A:	If you have questions about the proposals or other matters discussed in this proxy statement, you may contact the Company by mail at KULR Technology Group, Inc. 4863 Shawline Street, San Diego, CA 92111, Attention: Secretary.

THE MEETING

We are furnishing this proxy statement to our shareholders as part of the solicitation of proxies by our Board of Directors for use at the Meeting of shareholders to be held on November 17, 2022, or continuation thereof. We began distributing this Proxy Statement, Annual Meeting notice and proxy card, or a notice of internet availability of proxy materials on or about October 6, 2022.

Date, Time and Place

The Meeting of the Company’s shareholders will be held via live webcast at www.virtualshareholdermeeting.com/KULR2022 on November 17, 2022, starting at 10:00 a.m., Pacific Time.

Matters to be Considered

The purpose of the Meeting is for shareholders of the Company to consider and vote on the following proposals.

Proposal No. 1 The Election of Directors	To elect four directors to serve until the next annual meeting of shareholders.

Proposal No. 2 Ratification of Independent Registered Public Accounting Firm	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2022.

Proposal No. 3 Approval of Executive Officer Compensation	To approve, on an advisory basis, the compensation of the named executive officers.

Record Date; Shares Outstanding and Entitled to Vote

The close of business on September 20, 2022, has been fixed as the Record Date for determining those Company shareholders entitled to notice of and to vote at the Meeting. As of the close of business on the Record Date for the Meeting, there were 107,478,480 shares issued, and 107,347,318 shares outstanding due to the existence of treasury stock, held by 119 holders of record. Each share of the Company’s common stock entitles its holder to one vote at the Meeting on all matters properly presented at the Meeting.

Quorum

A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist at the Meeting if the holders of a majority of the shares entitled to vote thereat are represented in person or represented by proxy. Shares of the Company’s common stock that are voted to abstain are treated as shares that are represented at the Meeting for purposes of determining whether a quorum exists. Broker non-votes do not count for voting purposes, but are considered “present” at the meeting for purposes of determining whether a quorum exists.

Vote Required

Directors shall be elected by the vote of a majority of the shares represented whether in person or by proxy.

Ratification of our independent registered public accounting firm and approval of the Say-on-Pay Proposal requires the affirmative vote of a majority of the votes cast at the Meeting, whether in person or by proxy, provided that a quorum is present. An abstention will not be counted for or against the proposals, and therefore will not affect the vote outcome. Failure of record holders to submit a signed proxy card, grant a proxy electronically over the Internet or by telephone will have no effect on the outcome of the votes for such items, although such failure may contribute to a quorum not being present at such meeting. Broker non-votes will have no effect on the outcome of the votes for all proposals except for the ratification of the appointment of our independent registered public accounting firm, for which we do not expect any broker non-votes.

Recommendations of our Board of Directors

The Board of Directors also recommends that you vote “FOR” the election of each of the nominees for director “FOR” the proposals set forth in the Notice of Annual Meeting of Shareholders and the Proxy Statement.

Common Stock Ownership of Directors and Executive Officers

As of the Record Date, our directors and executive officers held an aggregate of approximately 36.4% of the shares of the Company’s common stock entitled to vote at the Meeting.

How to Vote Your Shares

Shareholders of record may submit a proxy via the Internet, by telephone or by mail, or they may vote by participating in the Meeting and voting live via the internet .

•	Submitting a Proxy via the Internet: You may vote by proxy via the Internet by following the instructions provided in the notice.

•	Submitting a Proxy by Telephone: Call toll-free 1-800-690-6903 and have your proxy card in your hand when you call, then follow the instructions.

•	Submitting a Proxy by Mail: If you choose to submit a proxy for your shares by mail, simply mark the enclosed proxy card, date and sign it, and return it in the postage paid envelope provided.

If your shares are held in the name of a broker, bank or other nominee, you will receive instructions from the shareholder of record that you must follow for your shares to be voted. Please follow their instructions carefully.

How to Change Your Vote

If you are the shareholder of record, you may revoke your proxy or change your vote prior to your shares being voted at the Meeting by:

•	sending a written notice of revocation or a duly executed proxy card, in either case, dated later than the prior proxy card relating to the same shares, to KULR Technology Group, Inc., 4863 Shawling Street San Diego, CA 92111, Attention: Secretary; or

•	submitting a proxy at a later date by telephone or via the Internet, if you have previously voted by telephone or via the Internet in connection with the Meeting.

If you are the beneficial owner of shares held in the name of a broker, bank or other nominee, you may change your vote by:

•	submitting new voting instructions to your broker, bank or other nominee in a timely manner following the voting procedures received from your broker, bank or other nominee.

See the section entitled “— How to Vote Your Shares” above for information regarding certain voting deadlines.

Counting Your Vote

All properly executed proxies delivered and not properly revoked will be voted at the Meeting as specified in such proxies. If you provide specific voting instructions, your shares of the Company’s common stock will be voted as instructed. If you hold shares in your name and sign and return a proxy card or submit a proxy by telephone or via the Internet without giving specific voting instructions, your shares will be voted “FOR” the election of each of the nominees for director and “FOR” the proposals set forth in the Notice of Annual Meeting of Shareholders and the Proxy Statement.

Proxies solicited may be voted only at the Meeting and any postponement of the Meeting and will not be used for any other meeting.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Proposal

Four directors are to be elected at the Meeting to serve until the next annual meeting of the Company’s shareholders. Unless otherwise instructed, the persons named in the accompanying proxy intend to vote the shares represented by the proxy for the election of the nominees listed below. Although it is not contemplated that any nominee will decline or be unable to serve as a director, in such event, proxies will be voted by the proxy holder for such other persons as may be designated by the Board of Directors, unless the Board of Directors reduces the number of directors to be elected.

The following table sets forth the nominees for directors on the Board of Directors. Certain biographical information about the nominees as of the Record Date can be found above in the section titled “Directors and Officers.”

Nominees for Directors

Name	Age	Position(s) with the Company	Date First Elected or Appointed
Michael Mo	51	Chief Executive Officer and Chairman	March 2011
Timothy Knowles	75	Director, Chief Technical Officer, and Secretary	June 2017
Morio Kurosaki*	65	Director, Chairperson of the Audit Committee, Co-Chair of the Compensation Committee, Member of the Nominating and Corporate Governance Committee	June 2021
Joanna D. Massey*	54	Director, Member of the Audit Committee, Co-Chair of the Compensation Committee, Chair of the Nominating and Corporate Governance Committee	June 2021

 * Denotes independent director.

There are no arrangements or understandings known to us between any of the nominees listed above and any other person pursuant to which that person was or is to be selected as a director or nominee, other than any arrangements or understandings with persons acting solely as directors or officers of KULR.

Required Shareholder Vote and Recommendation of Our Board of Directors

The directors shall be elected by the majority vote of the shares represented by proxy. Broker non-votes and failures of record holders to submit a signed proxy card, grant a proxy electronically over the Internet or by telephone will have no effect on the outcome of the vote on the election of directors.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
“FOR” EACH OF THE NOMINEES IN THIS PROPOSAL NO. 1.

PROPOSAL NO. 2 — RATIFICATION OF THE APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Proposal

The Board of Directors has appointed Marcum LLP as our independent registered public accounting firm for the fiscal year 2022 and has further directed that the selection of Marcum LLP be submitted to a vote of the Company’s shareholders at the Meeting for ratification.

As described below, the shareholder vote is not binding on the Board of Directors. If the appointment of Marcum LLP is not ratified, the Board of Directors will evaluate the basis for the shareholders’ vote when determining whether to continue the firm’s engagement, but may ultimately determine to continue the engagement of the firm or another audit firm without re-submitting the matter to shareholders. Even if the appointment of Marcum LLP is ratified, the Board of Directors may in its sole discretion terminate the engagement of the firm and direct the appointment of another independent auditor at any time during the year if it determines that such an appointment would be in the best interests of our Company and our shareholders.

Representatives of Marcum LLP are not expected to attend the Meeting.

Fees

The aggregate fees billed to us by our principal independent public accountant for services rendered for the years ended December 31, 2021 and 2020, are set forth in the table below:

	For the Fiscal Year Ended
	December 31,
	2021	2020
Audit Fees	$170,980	$156,936
Tax Fees	8,085	6,825
Total	$179,065	$163,761

Fee Category

Audit Fees

Audit fees consist of fees billed for services rendered by our independent auditors during the years ended December 31, 2021 and 2020 for the audit and review of our financial statements.

Tax Fees

Tax fees consist of fees billed for services rendered by our tax preparers (a provider other than our independent auditors) during the years ended December 31, 2021 and 2020 in connection with the preparation and filing of our income tax returns.

Audit Committee

The Audit Committee, among other things, is responsible for:

•	Appointing, approving the compensation of, overseeing the work of, and assessing the independence, qualifications, and performance of the independent auditor;

•	reviewing the internal audit function, including its independence, plans, and budget;

•	approving, in advance, audit and any permissible non-audit services performed by our independent auditor;

•	reviewing our internal controls with the independent auditor, the internal auditor, and management;

•	reviewing the adequacy of our accounting and financial controls as reported by the independent auditor, the internal auditor, and management; and

•	overseeing our major risk exposures regarding the Company’s accounting and financial reporting policies, and the activities of our internal audit function.

The Board has affirmatively determined that each member of the Audit Committee meets the additional independence criteria applicable to audit committee members under SEC rules and the NYSE American Stock Market. The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Audit Committee. The Board has affirmatively determined that each member of the Audit Committee is financially literate. Morio Kurosaki meets the qualifications of an Audit Committee financial expert. The Audit Committee consists of Morio Kurosaki and Joanna D. Massey. Morio Kurosaki is the chairman of the Audit Committee.

Based on the review and the discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 for filing with the SEC.

The Audit Committee also considered whether the non-audit services rendered by our independent registered public accounting firm are compatible with an auditor maintaining independence. The Audit Committee has determined that the rendering of such services is compatible with Marcum LLP maintaining its independence.

Required Shareholder Vote and Recommendation of Our Board of Directors

Approval of our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the Meeting, whether in person or by proxy, provided that a quorum is present. An abstention will not be counted for or against the proposal, and therefore will not affect the vote outcome.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
“FOR” THIS PROPOSAL NO. 2.

AUDIT COMMITTEE REPORT

The Board of Directors has reviewed and discussed with management our audited financial statements for the fiscal year ended December 31, 2021, which were audited by Marcum LLP, our independent registered public accounting firm. The Board of Directors discussed with Marcum LLP the matters required to be discussed pursuant to Public Company Accounting Oversight Board (United States) Auditing Standard 1301 (Communication with Audit Committee). The Board of Directors received the written disclosures and letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Board of Directors concerning independence, and discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. The Board of Directors also considered whether the provision of services other than the audit of our financial statements for the fiscal year ended December 31, 2021 were compatible with maintaining Marcum LLP’s independence. Based on these reviews and discussions, the audit committee recommended to the company's board of directors that the audited financial statements be included in the company's annual report on Form 10-K.

The Board of Directors has selected Marcum LLP as our independent auditor for 2022.

Respectfully submitted by the Audit Committee,

Mr. Kuroski and Dr. Massey

DIRECTORS, OFFICERS AND KEY EMPLOYEES

Set forth below are the Company’s Directors, and Executive Officers and key employees as of December 31, 2021, together with an overview of their professional experience and expertise.

Name	Age	Position(s) Held	Director Since
Michael Mo	51	Chief Executive Officer and Chairman	March 2011
Timothy Knowles	75	Director, Chief Technical Officer and Secretary	June 2017
Simon Westbrook	73	Chief Financial Officer	N/A
Keith Cochran	56	President and Chief Operating Officer	N/A
Michael Carpenter	58	Vice President of Engineering	N/A
Morio Kurosaki	65	Director	June 2021
Joanna D. Massey	54	Director	June 2021

Directors are elected annually and hold office until the next annual meeting of the shareholders of the Company. Each officer shall hold office until his successor shall have been duly elected or appointed or until his death or until he shall resign or shall have been removed by the Board.

Michael Mo has served as our CEO and Director of the Company since March 16, 2011. Mr. Mo is a technology entrepreneur and successful investor with over 20 years of experience in technology management, product development and marketing. In 2013, he co-founded KULR Technology, Inc. and has been serving as its CEO since then. From 2007 to 2015, Mr. Mo served as Senior Director of Business Development at Amlogic, Inc., a California high-tech company. Mr. Mo received his Master of Science in Electrical Engineering from the University of California at Santa Barbara in 1995. Mr. Mo’s years of experience with KULR and decades of experience in technology management make him an asset to the Board.

Timothy R. Knowles has served as our CTO and Director of the Company since June 2017, he has over 30 Years of Thermal Management R&D and product development experience for the most challenging space and industrial applications. He conducted research and built building products for various space and industrial customers such as NASA, Boeing, Raytheon, Jet Propulsion Lab, and others. Since 1983, Dr. Knowles has been working as President at ESLI. In addition, in 2013, Dr. Knowles co-founded KULR and has been serving as its CTO since then. From 1977 to 1983, he was a postdoctoral research physicist at Hamburg University. Mr. Knowles received Ph.D. in Physics from University of California San Diego in 1977 and B.S. in Physics from University of Southern California in 1969. Dr. Knowles’ years of experience with KULR and experience in industrial applications make him an asset to the Board.

Simon Westbrook has served as our Chief Financial Officer since March 15, 2018. In 2009, Mr. Westbrook founded and has since served as an officer of Aargo, Inc., a company specializing in financial consulting services to corporations in various tech-related industries. Prior to Aargo, Inc., Mr. Westbrook was CFO of Amber Networks, Inc., and the Chief Financial Officer of Sage, Inc. (NASDAQ: SAGI), a Silicon Valley company specializing in flat panel displays. Before joining Sage, Mr. Westbrook held a number of senior financial positions at Creative Technology (NASDAQ: CREAF), a leading PC multimedia company, and Atari Corp (AMEX: ATC), the video game and home computer company both in the USA and overseas. At various times, he has held positions as an advisory board member of the Silicon Valley Financial Executives Institute, and various technology start-up companies where he has assisted in strategic planning, fund raising and team development. Simon is a Chartered Accountant and holds a Master’s in Economics from Trinity College, Cambridge University.

Keith Cochran was appointed President and Chief Operating Officer effective March 1, 2021. Prior to his appointment, Mr. Cochran spent twenty-four years in various management roles at Jabil Greenpoint (NYSE: JBL) and most recently as Senior Vice President of its Global Business Unit in Singapore, where he led a smartphone technology division responsible for $3.7 billion in revenues. Mr. Cochran is based in the United States and has vast international experience working with partners in Singapore, India, Brazil, Mexico, China, France, Hungary and other countries. Mr. Cochran has a Bachelor of Science in Business Operations from Devry Institute of Technology.

Michael G. Carpenter has served as KULR’s Vice President of Engineering since June 2017. Mr. Carpenter has been employed by Energy Science Laboratories, Inc. (“ESLI”) since December 1983, serving as Director of the PCM Heatsink Group, Quality Manager, Facility Security Officer (FSO) in the Defense Industrial Security Program from 1988 to 1995. He also has been served as Safety Officer since he joined ESLI in 1983. Mr. Carpenter received his B.S. in Applied Mechanics from the University of California, San Diego in 1983.

Non-Executive Directors

Morio Kurosaki has served as a member of the Company’s board of directors since June 7, 2021. Mr. Kurosaki founded IT-Farm Corporation (“IT-Farm”), a Japanese venture capital firm, in 1999. Mr. Kurosaki has been the President of IT-Farm since IT-Farm’s inception. Mr. Kurosaki has led early investments in notable companies such as Zoom Video Communications (Nasdaq: ZM); ContextLogic (Nasdaq: WISH); Treasure Data, acquired by ARM Holdings (Nasdaq: NVDA); Tubi, acquired by Fox Corporation (Nasdaq: FOX); Red Hot Labs, acquired by Google (Nasdaq: GOOGL); lvl5, acquired by DoorDash (NYSE: DASH); Accel Technology, acquired by Marvell Technology Group (Nasdaq: MRVL), and Extreme DA, acquired by Synopsis (Nasdaq: SNPS). Mr. Kurosaki has also served as Asia-Pacific advisory member of ARM Holdings, acquired by SoftBank Group Corporation (OTCMKTS: SFTBY). Mr. Kurosaki started his business career at Intel Japan, thereafter, joining Western Digital Corporation (Nasdaq: WDC) as one of the earliest members of WDC’s Japanese division. Mr. Kurosaki’s business experience with listed public companies makes him an asset to the Board.

Joanna Massey has served as a member of the Company’s board of directors since June 7, 2021. Dr. Massey is an experienced C-level communications marketing executive and board director, who advises executive teams at Fortune 500 companies, startups and nonprofits. Dr. Massey is also an author and corporate speaker. Dr. Massey has worked for over 25 years strategizing on global brand reputation management at companies, such as Condé Nast, Lionsgate, CBS, Viacom, Discovery and Hasbro. Dr. Massey has been the CEO of The Marketing Communications Think Tank since she founded the company in May 2021. Dr. Massey has also been an adjunct professor at Columbia University teaching a graduate-level course in corporate communication since 2019. From 2017 to 2019, Dr. Massey was the head of communications at Condé Nast. During her time at Condé Nast, Dr. Massey was responsible for all internal and external communications. From 2015 to 2017, Dr. Massey was the Senior Vice President of Lionsgate, During her time at Lionsgate, Dr. Massey handled quarterly reporting, M&A activities and crisis communications, and managed corporation communications for the company’s motion picture, television, digital properties, games, location-based entertainment, streaming video on demand, home entertainment and ancillary businesses worldwide. Dr. Massey has been President & CEO of J.D. Massey Associates, Inc., a portfolio company with multiple divisions that manage marketing communications, executive training and publishing, since she founded the Company in 2012. Dr. Massey received an M.B.A from the University of Southern California and a Ph.D. in psychology from Sofia University. Dr. Massey’s expertise advising C-level executives, as well as her knowledge of governance, risk, and M&A, make her an asset to the Board.

CORPORATE GOVERNANCE

The Company is committed to maintaining strong corporate governance practices that benefit the long-term interests of our Shareholders by providing for effective oversight and management of the Company. The Company’s governance policies, including its Code of Ethics and Committee Charters can be found on the Company’s website at https://www.kulrtechnology.com/governance-documents/.

The Nominating and Corporate Governance Committee regularly reviews the Company’s corporate governance policies, Code of Business Conduct and Ethics, and Committee Charters.

The Board conducts an annual self-evaluation in order to assess whether the directors, the committees, and the Board are functioning effectively.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics that applies to all directors, officers, and employees. The Company’s Code of Business Conduct and Ethics can be found on our website at https://www.kulrtechnology.com/governance-documents/.

Involvement in Certain Legal Proceedings

Except as disclosed in the bios above, the Company’s Directors and Executive Officers have not been involved in any of the following events during the past ten years:

1.	any bankruptcy petition filed by or against such person or any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.	being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting his involvement in any type of business, securities or banking activities or to be associated with any person practicing in banking or securities activities;

4.	being found by a court of competent jurisdiction in a civil action, the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

5.	being subject of, or a party to, any federal or state judicial or administrative order, judgment decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6.	being subject of or party to any sanction or order, not subsequently reversed, suspended, or vacated, of any self-regulatory organization, any registered entity or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Board Leadership Structure

Our board leadership structure consists of a Chairman of the Board of Directors who is also our CEO. Each year, our Board of Directors assesses these roles and the board leadership structure to ensure the interests of KULR and its shareholders are best served. Mr. Mo holds the Chairman and CEO position at KULR. We do not have an express policy on whether the roles of Chair of the Board and CEO should be combined or separated. Instead, the Board prefers to maintain the flexibility to determine which leadership structure best serves the interests of KULR and our shareholders based on the evolving needs of the company. Although we have a combined Chair of the Board and CEO leadership structure, we are currently evaluating the benefits of adding a Lead Independent Director position to complement the Chair of the Board’s role and to serve as the principal liaison between the nonemployee directors and the CEO.

A number of factors support the leadership structure chosen by the Board, including, among others:

•	Mr. Mo has extensive knowledge of all aspects of KULR and its business and risks, its industry and its customers.

•	Mr. Mo is intimately involved in the day-to-day operations of KULR and is best positioned to elevate the most critical business issues for consideration by the Board of Directors.

•	The Board of Directors believes having Mr. Mo serve in both capacities allows him to more effectively execute KULR’s strategic initiatives and business plans and confront its challenges.

•	A combined Chairman and CEO structure provides KULR with decisive and effective leadership with clearer accountability to our shareholders and customers.

•	This structure allows one person to speak for and lead the company and the Board.

Board Committees

Our Board of Directors has established three standing committees: an audit committee, a nominating and corporate governance committee and a compensation committee, which are described below. Members of these committees are elected annually at the regular board meeting held in conjunction with the annual shareholders’ meeting. Our corporate governance guidelines and the charter of each committee is available on our website at https://www.kulrtechnology.com/governance-documents/.

Audit Committee

The Audit Committee, among other things, is responsible for:

•	Appointing, approving the compensation of, overseeing the work of, and assessing the independence, qualifications, and performance of the independent auditor;

•	reviewing the internal audit function, including its independence, plans, and budget;

•	approving, in advance, audit and any permissible non-audit services performed by our independent auditor;

•	reviewing our internal controls with the independent auditor, the internal auditor, and management;

•	reviewing the adequacy of our accounting and financial controls as reported by the independent auditor, the internal auditor, and management; and

•	overseeing our major risk exposures regarding the Company’s accounting and financial reporting policies, and the activities of our internal audit function.

The Board has affirmatively determined that each member of the Audit Committee meets the additional independence criteria applicable to audit committee members under SEC rules and the NYSE American Stock Market. The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Audit Committee. The Board has affirmatively determined that each member of the Audit Committee is financially literate. Morio Kurosaki meets the qualifications of an Audit Committee financial expert. The Audit Committee consists of Morio Kurosaki and Joanna D. Massey. Morio Kurosaki is the chairman of the Audit Committee. During 2021, the Audit Committee met 2 times.

The Audit Committee’s charter is available at https://www.kulrtechnology.com/governance-documents/.

Compensation Committee

Our Compensation Committee has the responsibility for, among other things, (i) reviewing and approving the chief executive officer’s compensation based on an evaluation in light of corporate goals and objectives, (ii) reviewing and recommending to the Board the compensation of all other executive officers, (iii) reviewing and recommending to the Board incentive compensation plans and equity plans, (iv) reviewing and discussing with management the Company’s Compensation Discussion and Analysis and related information to be included in the annual report on Form 10-K and proxy statements, and (v) reviewing and recommending to the Board for approval procedures relating to Say on Pay Votes.

When appropriate, the Compensation Committee may, in carrying out its responsibilities, form and delegate authority to subcommittees.

The Compensation Committee has the authority, at the Company’s expense, to select, retain, and obtain any outside advisors who could assist it in carrying out its responsibilities, including compensation consultants or independent legal counsel.

The Board has adopted a written charter setting forth the authority and responsibilities of the Compensation Committee. The members of our Compensation Committee are Morio Kurosaki and Dr. Joanna Massey, with Mr. Kurosaki and Dr. Massey serving as Co-Chairpersons. The Board has affirmatively determined that each member of the Compensation Committee meets the additional independence criteria applicable to compensation committee members under SEC rules and the NYSE American Stock Market. During 2021, the Compensation Committee did not meet but approved resolutions or acted by unanimous written consent 1 time.

The Compensation Committee’s Charter is available at https://www.kulrtechnology.com/governance-documents/.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee has the responsibility to assist the Board in, among other things, (i) identifying and screening individuals qualified to become members of our board of directors, consistent with criteria approved by our board of directors, (ii) recommending to the Board the approval of nominees for director, (ii) developing and recommending to our board of directors a set of corporate governance guidelines, and (iv) overseeing the evaluation of our board of director. The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Nominating and Corporate Governance Committee. The members of our Nominating and Corporate Governance Committee are Morio Kurosaki and Dr. Joanna Massey, with Dr. Massey serving as the Chairperson. During 2021, the Nominating and Corporate Governance Committee met 0 times.

The Nominating and Corporate Governance Committee considers any director candidates recommended by the Company's shareholders pursuant to the procedures set forth in the Company's Corporate Governance Guidelines.

Board of Director Meetings and Attendance

Our Board of Directors met 1 time during 2021 and also approved Board resolutions or acted by unanimous written consent 12 times. Each of the then-members of our Board of Directors was present at 100% of the meetings of the Board and committees held in 2021.

PROPOSAL NO. 3 - ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires the Company’s shareholders to have the opportunity to cast a non-binding advisory vote regarding the approval of the compensation disclosed in this Proxy Statement of the Company’s Named Executive Officers included in the summary compensation table and related disclosures. As discussed in the “Executive Compensation” section herein, the Company has disclosed the compensation of the Named Executive Officers pursuant to rules adopted by the SEC.

We believe that our compensation policies for the Named Executive Officers are designed to attract, motivate and retain talented executive officers and are aligned with the long-term interests of the Company’s shareholders. This advisory shareholder vote, commonly referred to as a “say-on-pay vote,” gives you as a shareholder the opportunity to approve or not approve the compensation of the Named Executive Officers that is disclosed in this Proxy Statement by voting for or against the following resolution (or by abstaining with respect to the resolution):

Because your vote is advisory, it will not be binding on either the Board of Directors or the Company. However, the Company’s Compensation Committee will take into account the outcome of the shareholder vote on this proposal at the Annual Meeting when considering future executive compensation arrangements. In addition, your non-binding advisory votes described in this Proposal 3 will not be construed: (1) as overruling any decision by the Board of Directors, any Board committee or the Company relating to the compensation of the Named Executive Officers, or (2) as creating or changing any fiduciary duties or other duties on the part of the Board of Directors, any Board committee or the Company.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
“FOR” THIS, NON-BINDING, ADVISORY PROPOSAL NO. 3.

EXECUTIVE COMPENSATION

The following table sets forth the compensation for the Company’s fiscal years ended December 31, 2021 and 2020 earned by or awarded to, as applicable, our principal executive officer, principal financial officer and the Company’s other most highly compensated executive officers as of December 31, 2021. In this Proxy Statement, we refer to such officers as the Company’s “Named Executive Officers.”

Summary Compensation Table

The following Summary Compensation Table sets forth all compensation earned in all capacities during the fiscal years ended December 31, 2021 and 2020 by (i) our principal executive officer, (ii) our two most highly compensated executive officers, other than our principal executive officer, who were serving as executive officers as of December 31, 2021 and whose total compensation for the 2020 fiscal year, as determined by Regulation S-K, Item 402, exceeded $100,000, (iii) a person who would have been included as one of our two most highly compensated executive officers, other than our principal executive officer, but for the fact that he was not serving as one of our executive officers as of December 31, 2021 (the individuals falling within categories (i), (ii) and (iii) are collectively referred to as the “Named Executive Officers”):

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Award ($)(1)	Non-Equity Incentive Plan Compensation	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Michael Mo (1)	2021	233,661	—	$—	$2,579,000	$—	$—	$—	$2,812,661
CEO(2)	2020	137,931	—	—	—	—	—	—	137,931
Timothy Knowles(3)	2021	70,680	—	—	139,336	—	—	—	70,680
CTO	2020	56,893	—	—	—	—	—	—	56,893
Michael Carpenter	2021	139,413	—	—	32,256	—	—	—	139,413
VP of Engineering	2020	92,178	—	—	3,045	—	—	—	92,178
Keith Cochran (4) President and COO	2021 2020	206,571 —	— —	8,131,420	—	—	—	—	8,337,991

(1)	Includes a grant date fair value of $2,579,000 attributable to an award of unvested options to purchase of up to 1,500,000 shares of the Company’s common stock at an exercise price of $2.60 per share, which will be incrementally earned based upon achieving certain market capitalization milestones up to $4 billion. Represents the full fair value at grant date computed in accordance with the Financial Accounting Standards Codification (“FASB”) Topic 718. The assumptions applied in determining the fair value of the award are discussed in Note 13 to our audited consolidated financial statements for the year ended December 31, 2021.
(2)	Of the aggregate $137,931 earned during 2020, cash compensation paid during 2020 was $356,895, of which $218,964 was earned in prior years. $0 remains unpaid as of December 31, 2020.

(3)	Of the aggregate $70,680 earned during 2021, cash compensation paid during 2021 was $179,590, of which $108,910 was earned in prior years. $0 remains unpaid as of December 31, 2021.

(4)	Includes a grant date fair value of $2,911,420 attributable to an award of 1,500,000 unvested shares of the Company’s common stock which will be incrementally earned based upon achieving certain market capitalization milestones up to $4 billion. Also includes a grant date fair value of $5,220,000 attributable to an award of 2,000,000 unvested shares of the Company’s common stock which will vest in four equal annual increments, with the first vest beginning in March of 2022. Represents the full fair value at grant date computed in accordance with the Financial Accounting Standards Codification (“FASB”) Topic 718. The assumptions applied in determining the fair value of the award are discussed in Note 13 to our audited consolidated financial statements for the year ended December 31, 2021.

Employment Agreements

We have not entered into employment agreements with our officers and directors and our Board of Directors has the sole discretion to pay salaries and incentive bonuses, including merit-based cash and equity bonuses.

On June 9, 2021, the Board, at the recommendation of the Compensation Committee, approved the following compensation for each of the following officers of the Company:

•	Michael Carpenter shall receive an annual salary of $160,000 for his services rendered as Vice President of Engineering of the Company; and

•	Michael Mo shall receive (1) an annual salary of $285,000 for his services rendered as Chief Executive Officer of the Company, and (2) a five-year, non-qualified stock option grant to purchase up to 1,500,000 shares of the Company’s common stock at a purchase price equal to $2.60 per share, which options shall vest in increments upon the Company’s achievement of various market capitalization milestones.

Change in Control

We are not aware of any arrangement that might result in a change in control of the Company.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table discloses information regarding outstanding equity awards granted or accrued as of December 31, 2021, for our named executive officers.

Market
					Number of	Value of
	Number of	Number of			Shares or	Shares or
	Securities	Securities			Units of	Units of
	Underlying	Underlying	Option		Stock that	Stock that
	Unexercised	Unexercised	Exercise	Option	have not	have not
	Options (#)	Options (#)	Price	Expiration	Vested	Vested
Name	Vested	Unvested	($)	Date	(#)	($)
Michael Mo (Chief Executive Officer)	—	1,500,000	$2.60	6/10/2026	—	$—
Keith Cochran (President and Chief Operating Officer)	—	—	—	—	3,500,000	9,660,000

Equity Compensation Plans

On August 15 and November 5, 2018, the Board of Directors and a majority of the Company’s shareholders, respectively, approved the 2018 Equity Incentive Plan (the “2018 Plan”). Under the 2018 Plan, 15,000,000 shares of common stock of the Company are authorized for issuance. The 2018 Plan provides for the issuance of incentive stock options, non-statutory stock options, rights to purchase common stock, stock appreciation rights, restricted stock, and restricted stock units to employees, directors and consultants of the Company and its affiliates. The 2018 Plan requires the exercise price of stock options to be not less than the fair value of the Company’s common stock on the date of grant.

The following table sets forth, as of December 31, 2021, our securities authorized for issuance under any equity compensation plans approved by our stockholders:

EQUITY COMPENSATION PLAN INFORMATION

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
Equity compensation plans approved by security holders	405,216	$2.29	12,336,047
Equity compensation plans not approved by security holders	—	$—	$—
Total	405,216	2.29	$12,336,047

DIRECTOR COMPENSATION

On June 7, 2021, our Board of Directors approved the following compensation for Morio Kurosaki and Dr. Joanna Massey, the independent directors of the Board. Each independent director shall receive (1) $10,000 cash compensation per quarter, beginning on June 7, 2021; (2) 20,000 shares of the Company’s restricted common stock, which shares shall vest equally in 5,000 share increments per quarter, with the first quarterly vest due to be achieved on September 7, 2021, subject to the respective director’s continued services to the Company; (3) $5,000 per year ($10,000 for respective chairpersons), beginning on June 7, 2021, for each directors’ positions on each of the Compensation Committee and Nominating and Corporate Governance Committee of the Board; (4) $8,000 per year ($17,000 for the chairperson), beginning on June 7, 2021, for each directors’ position on the Audit Committee of the Board; and (5) customary per diems and/or expense reimbursements for attending meetings of the Board.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2021, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with except for the following:

Mr. Terry Keith Cochran filed a Form 4 with respect to one transaction on March 15, 2021.

TRANSACTIONS WITH RELATED PERSONS

Other than as set forth herein and compensation arrangements, including employment, and indemnification arrangements, discussed, there have been no transactions since January 1, 2020, in which the amount involved in the transaction exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets as at the year-end for the last two completed fiscal years, and to which any of our directors, executive officers or beneficial holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.

Procedures for Approval of Related Party Transactions

Related party transactions are subject to the review, approval, and oversight of the Audit Committee. In its review, the Audit Committee is provided with full disclosure of the parties involved in the transaction and considers the relationships amongst the parties and members of our Board of Directors and executive officers.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT OF KULR TECHNOLOGY GROUP, INC.

The following table sets forth certain information with respect to the beneficial ownership of the Company’s common stock as of September 20, 2022 for:

•	each of the Company’s current directors and executive officers;

•	all of the Company’s current directors and executive officers as a group; and

•	each person, or group of affiliated persons, who beneficially owned more than 5% of our common stock.

Except as indicated by the footnotes below, the Company believes, based on information furnished to it, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares of common stock that they beneficially owned, subject to applicable community property laws.

The Company’s calculation of the percentage of beneficial ownership is based on 105,599,818 shares, which excludes, as of September 20, 2022, 1,897,500 unvested share, of which 150,000 shares have not been issued. The Company has determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under Rule 13d-3 of the Exchange Act of 1934, as amended (the “Exchange Act”), a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares: (i) voting power, which includes the power to vote or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person or persons, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person or persons (and only such person or persons) by reason of these acquisition rights.

	Amount of
	Beneficial	Percentage
Name of Beneficial Owner	Ownership	Ownership (1)
Michael Mo (2) - CEO and Chairman	20,651,539	19.6%
Dr. Timothy Knowles (3) - CTO and Director	16,370,360	15.5%
Simon Westbrook - CFO	104,000	*
Keith Cochran (4) – President and COO	275,096	*
Michael Carpenter - VP of Engineering	500,000	*
Morio Kurosaki (5) - Director	520,000	*
Dr. Joanna Massey (6) - Director	30,000	*
All directors and executive officers as a group (7 persons)	38,450,995	36.4%

*	Less than 1%.

(1)	The percent of class is based on 105,599,818 shares, which excludes, as of September 20, 2022, 1,897,500 unvested share, of which 150,000 shares have not been issued.

(2)	Consists of: 19,251,539 shares held directly by Mr. Mo and 1,400,000 shares held jointly by Mr. Mo and his spouse, Linda Mo, and excludes shares held by Mr. Mo’s son Alexander Mo and shares held by Mr. Mo’s son Brandon Mo, over which shares Mr. Mo disclaims beneficial ownership, as Mr. Mo has no control over the dispositive or voting power over the shares and his sons no longer live in the same household as Mr. Mo. Does not include an option for the purchase of up to 1,500,000 shares of the Company’s common stock that do not vest within 60 days.

(3)	Consists of 15,600,000 shares held directly by Mr. Knowles, 770,360 shares held by Mr. Knowles’ wife, Marianne Knight who maintains all voting and dispositive control over shares she owns, and excludes 1,500,000 shares held by Mr. Knowles’ daughter, Sonja Irene Knowles, over which shares Mr. Knowles disclaims beneficial ownership, as Mr. Knowles has no control over the dispositive or voting power over the shares and his daughter no longer lives in the same household as Mr. Knowles.

(4)	Does not include 1,500,000 restricted stock grants that do not vest within 60 days.

(5)	Consists of 20,000 vested shares of common stock granted by the Company, on June 7, 2021, the effective date of Mr. Kurosaki’s appointment as a director of the Company, 400,000 shares of common stock acquired prior to being appointed director, and 100,000 shares held by IT-Farm Corporation, a Japanese venture and capital firm, of which Mr. Kurosaki is the founder and President.

(6)	Consists of 20,000 vested shares of common stock granted by the Company, on June 7, 2021, the effective date of Dr. Massey’s appointment as a director of the Company and 10,000 shares of common stock acquired in open market purchases.

HOUSEHOLDING OF MATERIALS

In some instances, only one copy of the proxy materials is being delivered to multiple Shareholders sharing an address, unless the Company has received instructions from one or more of the Shareholders to continue to deliver multiple copies. The Company will deliver promptly, upon oral or written request, a separate copy of the applicable materials to a Shareholder at a shared address to which a single copy was delivered. If you wish to receive a separate copy of the proxy materials you may call the Company at (408) 663-5247 or send a written request to KULR Technology Group, Inc., 4863 Shawline Street San Diego, CA 92111, Attention: Secretary. If you wish to receive a separate copy of the proxy materials, and wish to receive a separate copy for each shareholder in the future, you may call the Company at the telephone number or write the Company at the address listed above. Alternatively, shareholders sharing an address who now receive multiple copies of the proxy materials may request delivery of a single copy, also by calling the Company at the telephone number or writing to the Company at the address listed above.

SHAREHOLDER PROPOSALS FOR THE 2023 ANNUAL MEETING

For business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to our secretary or the Board. Shareholder proposals intended for inclusion in our proxy statement relating to the next annual meeting in 2023 must have been received by the Company not later than the close of business on the fifth day following the date on which notice of the meeting is first given to shareholders.

A copy of the full text of the Company’s Bylaws may be obtained upon written request to KULR Technology Group, Inc., 4863 Shawline Street, San Diego, CA 92111, Attention: Secretary.

OTHER MATTERS

The Board of Directors knows of no other matter before the Meeting other than the matters identified in this proxy statement. However, if any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy solicited by the Board to vote the shares represented by them in accordance with their best judgment.

ANNUAL REPORT

The Company’s 2021 Annual Report, which includes financial statements, is available, together with this proxy statement, at https://www.kulrtechnology.com/stock/. The Annual Report does not form any part of the material for the solicitations of proxies.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Michael Mo
Michael Mo
Chief Executive Officer and Chairman

A list of shareholders will be available for inspection by shareholders of record during business hours at the Company’s corporate headquarters at 4863 Shawline Street, San Diego, CA 92111, for ten business days prior to the Meeting.

KULR

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VIEW MATERIALS & VOTE

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

D91076-P79838 — KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

KULR TECHNOLOGY GROUP, INC.

Vote on Directors

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

____

Nominees:

01) Michael Mo
02) Timothy Knowles
03) Morio Kurosaki
04) Joanna D. Massey

Vote on Proposals

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.

INMUNE BIO, INC. 225 NE MIZNER BLVD, SUITE 640 BOCA RATON, FL 33432 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 31, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/INMB2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on May 31, 2022. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR the following: For Withhold For All All All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 1. Election of Directors Nominees 01) Edgardo Baracchini, PhD 02) J. Kelly Ganjei 03) Scott Juda, JD 04) Tim Schroeder 05) Raymond J. Tesi, MD 06) Marcia Allen The Board of Directors recommends ou vote FOR the following proposal: 2. To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022. For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

D91077-P79838

KULR TECHNOLOGY GROUP, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF SHAREHOLDERS

November 17, 2022, 10:00 AM Pacific Time

The shareholders hereby appoint Michael Mo and Keith Cochran, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of that the Shareholders are entitled to vote at the Annual Meeting of Shareholders to be held at www.virtualshareholdermeeting.com/KULR2022 on November 17, 2022 starting at 10:00 a.m. Pacific Time and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS RECOMMENDATIONS.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com INMUNE BIO, INC. Annual Meeting of Shareholders June 1, 2022, 10:00 AM Eastern Time This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Raymond J. Tesi and David Moss, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of INMUNE BIO, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held via live webcast at www.virtualshareholdermeeting.com/INMB2022 on June 1, 2022 starting at 10:00 a.m., Eastern Time, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side